UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 6, 2020

AIRCASTLE LIMITED
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-32959	98-0444035
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Aircastle Advisor LLC 201 Tresser Blvd, Suite 400 Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip code)

(203) 504-1020
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01 per share	AYR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On March 6, 2020, Aircastle Limited (the “Company”) held its special general meeting of shareholders (the “Special General Meeting”) to consider and act upon (i) the approval and adoption of the Agreement and Plan of Merger, dated November 5, 2019 (the “Merger Agreement”), and the related Statutory Merger Agreement, by and among the Company, MM Air Limited, a Bermuda exempted company (“Parent”), and MM Air Merger Sub Limited, a Bermuda exempted company and wholly-owned subsidiary of Parent (“Merger Sub”), and the transactions contemplated thereby, including the merger (the “Merger Proposal”), (ii) the approval, on an advisory (non-binding) basis, of specified compensation that may become payable to the named executive officers of the Company in connection with the merger (the “Compensation Proposal”) and (iii) the approval of the adjournment of the Special General Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special General Meeting to approve the Merger Proposal (the “Adjournment Proposal”).

Holders of 60,719,903 common shares issued and outstanding as of the record date for the Special General Meeting were present in person or by proxy at the Special General Meeting, representing approximately 81% of all outstanding common shares entitled to vote and constituting a quorum for all matters presented at the Special General Meeting.

The final voting results for each proposal, as further described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 23, 2020, follow below:

1.  The Merger Proposal.

Votes For	60,494,636
Votes Against	141,579
Abstentions	83,688
Broker Non-Votes	-

The Merger Proposal was approved by the Company’s shareholders.

2.  The Compensation Proposal.

Votes For	40,302,976
Votes Against	20,122,202
Abstentions	294,725
Broker Non-Votes	-

The Compensation Proposal was approved by the Company’s shareholders.

3.  The Adjournment Proposal.

Votes For	58,397,654
Votes Against	2,197,977
Abstentions	124,272
Broker Non-Votes	-

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Shareholder action on the Adjournment Proposal was not required because there were sufficient votes at the time of the Special General Meeting to approve the Merger Proposal.

Item 7.01	Regulation FD Disclosure

On March 6, 2020, the Company issued a press release announcing the final voting results of the Special General Meeting. A copy of the press release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 6, 2020, issued by Aircastle Limited.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Aircastle Limited

Date: March 6, 2020	By:	/s/ Aaron Dahlke
Name: Aaron Dahlke
Title: Chief Financial Officer

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